Venerable Insurance and Annuity Company
and the following variable annuities supported by its Separate Account U:

SPECTRADIRECT
SPECTRASELECT

Prospectus and Notice Supplement Dated July 2, 2024

This supplement updates the Prospectus and Notice for your variable annuity Contract and subsequent supplements thereto. Please read it carefully and keep it with your copy of the Prospectus and Notice for future reference.
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NOTICE OF FUND FEE REDUCTION

Effective July 1, 2024, the management fee for the VanEck VIP Global Resources Fund (the “Fund”) was lowered from 1.00% to 0.95% of the first $500 million of average daily net assets of the Fund.

Accordingly, the information about the Fund in the Prospectus and Notice for your variable annuity Contract and subsequent supplements thereto is revised and replaced with the following:

INVESTMENT	FUND NAME INVESTMENT	CURRENT	AVERAGE ANNUAL TOAL RETURNS (as of 12/31/2023)
OBJECTIVE	ADVISER/SUBADVISER	EXPENSES	1 Year	5 Year	10 Year
Seeks long-term capital appreciation by investing primarily in global resource securities. Income is a secondary consideration.	VanEck VIP Global Resource Fund Investment Adviser: VanEck Associates Corporation	(Initial Class) 1.07%	-3.58	10.61	-1.01

Please note that the Subaccount that invests in the Fund has been closed to new purchase payments and transfers of Contract Value. Notwithstanding, Contract Owners who have value in the Fund may leave their Contract Value allocated to the Subaccount that invests in the Fund.

MORE INFORMATION IS AVAILABLE

More information about the Funds available through your Contract, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each Fund. You may view these documents online at https://docs.venerable.com or get copies by contacting:
Customer Service
P.O. Box 9271
Des Moines, Iowa 50306-9271
(800) 366-0066

If you received a summary prospectus for any of the Funds available through your Contract, you may obtain a full prospectus and other Fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the contact information shown on the front of the Fund’s summary prospectus.